================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                CableLink, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                CABLE LINK, INC.
                               280 COZZINS STREET
                            COLUMBUS, OHIO 43215-2379
                                 (614) 221-3131



                       2000 ANNUAL MEETING OF SHAREHOLDERS



                                                                     May 8, 2000


Dear Shareholder:

     You are invited to attend the 2000 Annual Meeting of Shareholders of Cable Link, Inc. which will be held at 9:00 a.m., Eastern Time, on June 9, 2000, at its office at 3284 N. 29th Court, Hollywood, Florida. The matters on the meeting agenda are described in the Notice of 2000 Annual Meeting of Shareholders and Proxy Statement which accompany this letter.

     We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.



                                     Very truly yours,




                                     Bob Binsky, Chairman of the Board

                                CABLE LINK, INC.

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 9, 2000


TO THE SHAREHOLDERS OF
CABLE LINK, INC.:


     The Annual Meeting of Shareholders of Cable Link, Inc. (the "Company") will be held at 3284 N. 29th Court, Hollywood, Florida, on Friday, June 9, 2000, at 9:00 a.m., Eastern Time, for the following purposes:

     1. To elect six directors, each to serve for a term of one year or until their successors are duly elected.

     2. To consider and act upon a proposal to approve the Company's Amended and Restated 1995 Stock Option Plan, as amended, as further described in the Proxy Statement attached hereto.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 28, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of shareholders will be available for examination by any shareholder at the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.


                                     By Order of the Board of Directors





                                     Bob Binsky, Chairman of the Board

Columbus, Ohio
May 8, 2000

                                CABLE LINK, INC.
                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 9, 2000
                         ------------------------------

                                 PROXY STATEMENT
                                DATED MAY 8, 2000
                         ------------------------------


                               GENERAL INFORMATION

     Solicitation. This Proxy Statement is furnished to the shareholders of Cable Link, Inc., an Ohio corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 9, 2000 and any adjournment thereof. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about May 8, 2000.

     Voting Rights. Shareholders of record at the close of business on April 28, 2000 are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 1,708,936 shares of Common Stock of the Company, without par value ("Common Stock"), issued and outstanding. Each shareholder of record on April 28, 2000, is entitled to one vote per share with respect to all matters which may be brought before the Annual Meeting.

     Each shareholder of record on April 28, 2000 has cumulative voting rights with respect to the election of directors. Cumulative voting rights entitle each shareholder to give one candidate for director as many votes as the number of directors to be elected multiplied by the number of shares held by the shareholder of record on April 28, 2000 or to distribute votes on the same principle among two or more candidates, as the shareholder sees fit. In order to exercise cumulative voting rights, a shareholder must notify the president, any vice-president, or the secretary of the Company in writing at least 48 hours before the time fixed for the Annual Meeting of the shareholder's intention to exercise cumulative voting rights.

     Authorization. All shares represented by properly executed proxies received by the Company pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy card. The proxies solicited by the Board of Directors grant the persons acting under the proxies the discretionary authority to cumulate votes. If no directions have been specified by marking the appropriate square on the accompanying proxy card, the shares represented by such proxy will be voted in accordance with the recommendation of the Board of Directors, which is (1) FOR the election of Bob Binsky, Eric S. Newman, Sherry J. Rothfield, Michael Tsao, Carla B. Cole and Brenda L. Castle as directors of the Company and (2) FOR approval of the Amended and Restated 1995 Stock Option Plan, as amended (the "Plan"). The proxy will also be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     Revocation. Any shareholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving written notice of revocation to the Company (addressed to the attention of the Secretary), by giving oral notice of revocation to the Company at the Annual Meeting, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

     Tabulation. Under Section 1701.51 of the Ohio Revised Code ("ORC") and the Regulations of the Company, a quorum must be present at the Annual Meeting in order for any valid action, other than adjournment, to be taken thereat. The Regulations of the Company provide that a quorum consists of the holders of a majority of the voting shares present in person or by proxy. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see "Authorization"). Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters, which typically include amendments to the articles of incorporation of the company and the approval of stock compensation plans (such as that on the agenda), without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

     Under Section 1701.55 of the ORC, directors are elected by a plurality of the votes for the respective nominees. Therefore, proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the election of directors.

     Under Section 1701.52 of the ORC, the Plan must be approved by a majority of the total shareholder votes entitled to be cast on the issue. For the purposes of such Section, proxies marked "Abstain" and broker non-votes have the same effect as votes "Against" approval.

     Under Section 162(m) of the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), the Plan is deemed to be approved by the shareholders if a majority of the votes cast on the issue are cast in favor of approval. For the purpose of Section 162(m), a proxy marked "Abstain" has the same effect as a vote against approval but a broker non-vote is disregarded in determining the number of shares voted for approval and in determining the total number of shares as to which the majority is determined in such matter.


                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

     At the Annual Meeting, the six nominees to the Board of Directors receiving the highest number of votes will be elected to serve for a term of one year or until their successors are duly elected. See "General Information - Tabulation." The Company has no reason to believe that any of the nominees named below will not stand for election or serve as a director. In the event any person nominated fails to stand for election, the proxies shall be voted for the election of such other person as shall be designated by the persons named in the proxy.

     THE BOARD OF DIRECTORS HAS NOMINATED THE FOLLOWING PERSONS TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE 2001 ANNUAL MEETING OF SHAREHOLDERS.

     BOB BINSKY, age 60, has served as Chairman of the Board of the Company since July 31, 1995 and has served as a director of the Company since 1992. Mr. Binsky first joined the Company as a consultant and Executive Vice President on October 1, 1992. On October 18, 1994, Mr. Binsky assumed the duties of the Company's Chief Executive Officer. Prior to joining the Company, Mr. Binsky served as Chairman and Chief Executive Officer of Decor Corporation, a chain of 135 publicly traded art and gift stores located in most of the upscale malls in the Eastern United States. In December 1989, Decor was sold to Claires Stores, Inc., a New York Stock Exchange listed company. Mr. Binsky serves on the board of PH Group Inc. of Columbus and Kahiki Foods, Inc. of Columbus.

     ERIC S. NEWMAN, age 34, has served as a director of the Company since April 1994. Mr. Newman has been Vice President of World Wide Communications, Inc., a telecommunications company, since 1994, Senior Vice President of Superior Street Capital Advisors, LLC, an investment banking concern, since January 1997 and Associate Vice President and General Counsel of Hoopeston Foods, Inc., a food processor, since January 1997. He graduated from the University of Michigan in 1988, and Northwestern University School of Law in 1991.

     SHERRY J. ROTHFIELD, age 59, has served as a director of the Company since November 1995. Mrs. Rothfield has been an instructor in the Miami, Florida Advocate Program, a structured probation and deferred prosecution agency, and a certified mediator in private practice since 1992. She graduated from State University of New York in 1962, earned a certificate in accounting from the University of Miami in 1981 and became a Certified Public Accountant in the State of Florida in 1983.

     MICHAEL TSAO, age 50, has served as a director of the Company since November 1995. Mr. Tsao has been President and a member of the Board of Directors of Kahiki Foods, Inc. of Columbus for more than five years. Mr. Tsao graduated from Pasadena City College in 1971 with an A.A. in Business Administration.

     CARLA COLE, age 47, has served as a director of the Company and President of the Company's subsidiary, PC & Parts, Inc., dba Auro Computer Services, since May 1999. Mrs. Cole was employed by SARCOM, a national information technology services provider as a General Manager-Enterprise Education from 1994 until May 1999.

     BRENDA L. CASTLE, age 38, has served as a director and President of the Company since October 1994. Mrs. Castle joined the Company as its Chief Financial Officer in June 1993. From 1990 to 1993, Mrs. Castle served as Director of Operations for Zee Medical Services. She holds an A.A. in Accounting and Business Management from Belmont Technical College and graduated from Wheeling Jesuit College in 1987 with a B.A. in Accounting.

EXECUTIVE OFFICERS

     The principal occupation of each other executive officer and key employee of the Company for the past five years is as follows:

     RICHARD BAKER, age 45, has been with the Company since 1984 and has served as Vice President of Operations since 1994. He served as Production Manager for the Company from 1987 to 1994. Mr. Baker attended The Ohio State University from 1974 to 1976.

     GERALD S. BLASKIE, age 42, has served as Controller of the Company since February 8, 2000. From 1994 to 2000, Mr. Blaskie served as Controller and General Manager of Central Ohio Plastics Corporation. He graduated from Central Michigan University in 1980 with a B.S. in Accounting. Mr. Blaskie has been a Certified Public Accountant in the state of Ohio since 1987.

BOARD OF DIRECTORS MEETINGS

     The Board of Directors held four meetings in fiscal 1999, and each of the directors attended at least 75% of the meetings and all of the committee meetings (if any) on which he or she served (held during the periods that he or she served).

COMMITTEES

     The Company has a standing Audit Committee and Compensation Committee. The Company does not have a committee whose functions include nominating directors.

     The Audit Committee recommends the firm to be employed by the Company as its independent auditors; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the management letter, if any; consults with the independent auditors (periodically and, as appropriate, out of the presence of management) with regard to the adequacy of the internal accounting controls; and approves transactions between the Company and its officers. The Audit Committee held three meetings in fiscal 1999. The Audit Committee currently consists of Sherry J. Rothfield (Chairperson), Eric S. Newman and Michael Tsao.

     The Compensation Committee (i) reviews and approves (or recommends to the full Board) the annual salary, stock options, bonus and other benefits, direct and indirect, of the chief executive officer and other members of senior management as from time to time designated, (ii) grants stock options under the Plan, (iii) reviews and submits to the full Board recommendations concerning new or amendments to existing executive compensation or benefit plans, and (iv) establishes and periodically reviews the Company's policies in the area of so-called management perquisites. The Compensation Committee currently consists of Michael Tsao (chairperson), Sherry J. Rothfield and Eric S. Newman.

             AMENDED AND RESTATED 1995 STOCK OPTION PLAN, AS AMENDED

PROPOSAL

     The Plan was adopted by the Board of Directors of the Company on January 24, 1995, amended and restated on October 17, 1995 and further amended on April 13, 2000. The Board has proposed that the Company's shareholders approve the Plan.

THE PLAN

     The Company's Board of Directors believes that providing selected persons with an opportunity to invest in the Company will give them additional incentive to increase their efforts on behalf of the Company and will enable the Company to attract and retain the best available employees, directors and consultants. The description in this Proxy Statement of the Plan is included solely as a summary, does not purport to be complete and is qualified in its entirety by the Amended and Restated 1995 Stock Option Plan, as amended, attached hereto as Appendix A.

     The Plan terminates on January 23, 2005, unless earlier terminated by the Board of Directors. The Plan provides for the grant of options to directors, consultants and employees and the grant of stock appreciation rights to employees. The options may be either incentive options or nonqualified options. Persons eligible to participate consist of approximately four directors and eighty consultants and employees.

     The Plan is administered by the Board of Directors at the board's option, by or a committee of the Board of Directors. Subject to the express provisions of the Plan, the Board of Directors or the committee has the authority, in its discretion, to (a) determine the participants, grant awards of options or stock appreciation rights under the Plan and determine their timing, pricing and amount; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all determinations necessary or advisable for administering the Plan, including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and (d) review and resolve all claims of consultants, directors, employees, grantees and participants.

     On the date of each annual meeting of shareholders of the Company at which directors are elected, an option on 1,000 shares of Common Stock (or such lesser number as remain available for grant) are automatically granted to each director who is elected as a director at such annual meeting. The provisions of the Plan relating to administration do not apply to the options granted to directors.

     Any option granted under the Plan may not have an exercise price less than fair market value of the Common Stock on the date of grant or an exercise period that exceeds ten years from the date of grant. An incentive stock option granted under the Plan is subject to certain other limitations which allow the optionholder to qualify for favorable tax treatment.

     The exercise price of the option may be paid in cash or by reduction of a debt of the Company to the optionee. No option may be exercised as to less than 100 shares unless it is exercised as to all of the shares then available thereunder.

     Upon the exercise of a stock appreciation right tandem to an option, the holder will be entitled to receive payment of an amount determined by multiplying the excess of the fair market value of a share on the date of exercise of such stock appreciation right over the exercise price of the related option by the number of shares as to which such stock appreciation right has been exercised.

     A stock appreciation right not in tandem with an option will entitle the grantee, upon exercise of the stock appreciation right, to receive payment of an amount determined by multiplying the excess of the fair market value of a share on the date of exercise of such stock appreciation right over the exercise price thereof by the number of shares as to which such stock appreciation right has been exercised.

     An option is not transferable except by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee or by the optionee's guardian or legal representative.

     Any option granted under the Plan will terminate upon the earliest of (i) the expiration of ten years from the date of grant, (ii) nine months after the optionee ceases to be a director, consultant or employee because of his death or disability, (iii) immediately upon resignation by the optionee as a director, consultant or employee or upon termination for cause, or (iv) 30 days after the optionee ceases to be a director, consultant or employee for any reason other than his or her death, disability, termination or resignation.

     As of March 29, 2000 the market value of all shares of Common Stock subject to outstanding options under the Plan was approximately $1,709,700 (based upon the closing sale price of the Common Stock as reported on the Electronic Bulletin Board on March 29, 2000 of $5.125 per share). During the 1998 and 1999 fiscal years, options covering 61,780 and 188,000 shares, respectively, of Common Stock were granted to optionees under the Plan. Shares underlying all presently exercisable, but unexercised, options and warrants will constitute outstanding shares of Common Stock for purposes of calculating the Company's net income per share. The market value of 604,767 shares of Common Stock (all currently outstanding options and warrants to purchase shares of Common Stock of the Company) was approximately $3,099,431 as of March 29, 2000.

Future grants of options to employees and consultants are discretionary with the Board and are, therefore, not currently determinable. See below and "REMUNERATION OF DIRECTORS AND OFFICERS" for certain information as to grants of options previously made.

     As of March 29, 2000, the current directors and executive officers named in this Proxy Statement had been granted options under the Plan as follows:

Name                       Number of Options Granted          Average Exercise Price Per Share
----                       -------------------------          --------------------------------
Bob Binsky                          176,280                            $0.8438-$3.5000
Brenda Castle                        58,870                            $0.8438-$3.5000
Michael Tsao                          5,080                            $0.8438-$3.5000
Eric Newman                          30,820                            $0.8438-$3.5000
Sherry Rothfield                      5,080                            $0.8438-$3.5000
Carla Cole                           25,000                            $1.0000-$1.0000
Richard Baker                         3,960                            $1.4521-$1.7680
Gerald Blaskie                          -0-                                  -0-

     Since adoption of the Plan by the Board of Directors, (i) all directors and executive officers as of March 29, 2000, as a group, have been granted options under the Plan covering 312,150 shares of Common Stock which represents approximately 93.6% of the total number of options granted pursuant to the Plan,
(ii) all directors who are not executive officers, and consultants, as a group, have been granted 58,040 options under the Plan, and (iii) employees, excluding executive officers, as a group, have been granted options under the Plan covering 7,450 shares of Common Stock, which represents approximately 2.2% of the total number of options granted pursuant to the Plan.

     Nonqualified options are not taxed upon grant. The exercise of a nonqualified option requires the optionee to realize ordinary income to the extent that the fair market value on the date of exercise exceeds the exercise price. The optionee's basis for determining capital gain or capital loss upon sale of the shares is the higher of their fair market value on the date of exercise and the exercise price. The Company is entitled to a deduction equal to the ordinary income realized by the optionee upon the exercise of nonqualified options.

     The Plan is intended to be a performance based compensation plan that will comply with the requirements of Code Section 162(m) and the regulations thereunder. If the Plan complies with such law and regulations and the Plan continues to be in compliance, amounts deductible by the Company under the Plan will not be limited by the cap on the deductibility of compensation paid to certain executive officers of public corporations which exceeds $1,000,000. No assurance can be given that the Company will remain in compliance with these rules or that non-compliance will not cause amounts payable under the Plan to become non-deductible.

     The Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974. The Company must withhold U.S. federal, state, and local income tax and social security taxes on the ordinary income realized upon the exercise of an option.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting will be required to approve the Plan. See "General Information - Tabulation." As of the record date for the Annual Meeting, the current executive officers and directors of the Company held approximately 12.9% of the shares of the Company and corresponding voting power.

BOARD RECOMMENDATION

     The Board unanimously recommends a vote for approval of the Plan.


          SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

     The following table sets forth, as of March 29, 2000, certain information with respect to the beneficial ownership of shares of Common Stock by (i) the three most highly paid officers and directors of the Company, (ii) all officers and directors as a group, and (iii) each shareholder who owns more than 10% of the Common Stock including those shares subject to outstanding options. Each person has sole investment power and sole voting power over the shares disclosed as being owned by such person.

Name and Address                    Number of Shares
Of Owner                            Beneficially Owned         Percent of Class
--------                            ------------------         ----------------

Bob Binsky
20185 E. Country Club Drive
Apt. #206
North Miami Beach, FL 33180             203,070(a)                   11.9%

Brenda L. Castle
405 Partridge Bend
Powell, OH  43065                        11,508(a)                   (b)

Carla B. Cole
7021 Stillwater Cove
Westerville, OH 43082                       -0-                         0%

All officers and directors
as a group (9 persons)                  220,412(a)                   12.9%


(a) Excludes outstanding and exercisable options and warrants to purchase 429,680 shares and 79,880 shares respectively as shown below for Mr. Binsky and Mrs. Castle, 2,000 shares subject to option held by Mrs. Castle's husband, as to which she disclaims beneficial ownership, and options to purchase 72,213 shares for all other officers and directors as a group.
(b)  Less than 10%.

     The following table sets forth, as of March 29, 2000, certain information with respect to options, warrants or rights to purchase securities from the Company held by each of the individuals referred to in the table above:

                                    Title and
                                    Amount of
                               Securities Called for
                               by Options, Warrants               Exercise                     Date of
Name of Holder                     or Rights                        Price                    Expiration
--------------                 ----------------------             --------------             ----------
Bob Binsky                   429,680 sh. Common Stock           $ .4136 - $3.50         5/31/04 - 5/10/09

Brenda L. Castle              79,880 sh. Common Stock           $0.8438 - $3.50         12/2/03 - 5/10/09

All officers and directors
as a group (9 persons)       581,773 sh. Common Stock           $ .4136 - $3.50         12/2/03 - 5/10/09

                     REMUNERATION OF DIRECTORS AND OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the 1999 aggregate remuneration of each of the three most highly paid persons who are officers or directors of the Company and the officers and directors as a group:


 Name of Individual or                      Capacities in Which                                     Aggregate
   Identity of Group                     Remuneration was Received                                Remuneration
 ---------------------                  --------------------------                               -------------
Bob Binsky                              Chairman of the Board                                    $192,191(a)
                                        Chief Executive Officer

Brenda L. Castle                        President, Cable Link, Inc.                              $164,970

Carla Cole                              President, PC & Parts, Inc.                              $151,538

All officers and directors
as a group (9 persons)                                                                           $604,403

(a) Includes $30,000 of a $60,000 bonus payable in monthly installments of $5,000 in connection with the acquisition of the Company's subsidiary, PC & Parts, Inc. dba Auro Computer Services in May 1998.


COMPENSATION OF DIRECTORS

     Each non-employee director of the Company receives $500 per Board of Directors meeting attended as compensation for his or her services. Each non-employee director of the Company receives $250 per committee meeting attended as compensation for his or her services. Pursuant to a letter agreement approved by the Board of Directors in 1994, Eric S. Newman is compensated $1,500 per month for legal and financial services he performs on behalf of the Company. The letter agreement is terminable upon 30 days' written notice by either party. Each of the directors of the Company is also eligible to receive stock options under the Plan. The Plan provides that options on a total of 1,000 shares shall be granted to each director who is elected as a director at the Annual Meeting of Shareholders.

     Directors of the Company have been issued options for the purchase of 11,880 shares of Common Stock at $3.50 per share, 6,600 shares at $2.8409 per share, 6,000 shares at $3.3750 and 6,000 shares at $0.8438 for 1996, 1997, 1998 and 1999 respectively. Additional options may be granted pending the achievement of certain financial standards.

THE BINSKY CONSULTING AGREEMENT

     Effective October 1, 1996, in a Consulting Agreement between the Company and Bob Binsky (the "Consulting Agreement"), Bob Binsky, a director and Chairman of the Board of the Company, agreed to provide consulting services for the Company. Mr. Binsky was required to provide consulting services up to 200 days (approximately 1,600 hours) for the one year term of the agreement and to serve as a director and Chairman of the Board. The Company was obligated to pay Mr. Binsky $100,000 in equal monthly installments for the consulting services. On August 1, 1997, Mr. Binsky became an employee of the Company and the monthly installments under the Consulting Agreement terminated at that time. Mr. Binsky was granted an option to purchase 33,000 shares of Common Stock for $.72 per share on December 15, 1996. Mr. Binsky can exercise the option at any time before October 1, 2006.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission.

     Based upon a review of Forms 3, 4 and 5 and amendments thereto, furnished to the registrant, Michael Tsao, a director of the Company, failed to timely report purchases of shares made by his wife on July 20, 1999, August 12, 1999, November 19, 1999 and December 21, 1999. Each of these purchases was subsequently reported on Form 5.

                             INDEPENDENT ACCOUNTANTS

     The Company engaged Groner, Boyle & Quillin, LLP as its independent accountants to audit its financial statements for the fiscal year 1999. A representative of Groner, Boyle & Quillin, LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of shareholders.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. If, however, any other matters are properly brought before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                         COST OF SOLICITATION OF PROXIES

     The cost of this solicitation will be paid by the Company. The Company has retained Fifth Third Bank to distribute proxy materials and solicit proxies in connection with the Annual Meeting. The Company will pay a nominal amount for such activities. The Company will reimburse Fifth Third Bank for all printing costs, postage and freight charges incurred in connection with the delivery of the Company's proxy materials. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company will reimburse such persons for their expenses in so doing.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders which are intended to be presented at the next Annual Meeting of Shareholders, but which are not received by the Secretary of the Company at the principal executive offices of the Company on or before January 7, 2001 may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

     Shareholder proposals submitted to the Company outside the procedures for placing a shareholder's proposal in the Company's proxy materials for the Company's 2001 Annual Meeting of Shareholders will be considered untimely unless received by the Company on or before January 7, 2001. Accordingly, management's proxies for the Company's 2001 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposals received by the Company after such date.

                                                                         ANNEX A

                              AMENDED AND RESTATED

                                CABLE LINK, INC.

                             1995 STOCK OPTION PLAN

                              --------------------

                                OCTOBER 17, 1995
                           (AS AMENDED APRIL 13, 2000)

                              --------------------


                                    PREAMBLE:


         1. Cable Link, Inc., an Ohio corporation ("Cable Link" or the "Company"), by means of this 1995 Stock Option Plan (the "Plan") desires to afford certain of its directors, consultants and employees an opportunity to acquire a proprietary interest in the Company and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company.

         2. The Company has determined that the foregoing objectives will be promoted by granting Awards (as hereinafter defined) under this Plan to certain directors, consultants and employees of the Company pursuant to this Plan.



                                     TERMS:

ARTICLE 1.  DEFINITIONS.

         Section 1.1. General. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

         "Awards" means a grant of Options or Stock Appreciation Rights under the Plan.

         "Board of Directors" means the board of directors of Cable Link.

         "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

         "Committee" means the Board of Directors or a committee of the Board of Directors that administers the Plan under Section 2 below.

         "Common Stock" means the common stock, without par value, of the Company.

         "Consultant" means any person, including an advisor, who renders bona fide services to the Company which are not in connection with the offer and sale of securities in a capital raising transaction.

         "Date of Grant" means the date an Award is first granted.

         "Director" means a member of the Board of Directors.

         "Effective Date" means the date this Plan was first adopted by the Board of Directors.

         "Employee" means any common law employee of Cable Link and any person who is an officer of Cable Link.

         "Exchange Act" means the Securities Exchange Act of 1934.

         "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder and, with respect to a Stock Appreciation Right that is not granted in tandem with an Option, the per Share amount that is the basis for the calculation of the payment thereunder.

         "Fair Market Value of a Share" means the amount determined to be the fair market value of a single Share by the Committee based upon the trading price of the Shares, their offering price in public and private offerings by the Company and such other factors as it deems relevant. In the absence of such a determination, the Fair Market Value of a Share shall be deemed to be (a) if the Shares are listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the per Share closing price regular way on the principal national securities exchange or the NASDAQ - National Market System on which the Shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by Cable Link for that purpose.

         "Grantee" means any person to whom an Award has been granted and any heir or legal representative to whom an Award has been transferred by will or the laws of descent and distribution.

         "Incentive Stock Option" or "ISO" means an Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

         "Meeting Date" means the date of each annual meeting of the shareholders of Cable Link on or after the Effective Date at which Directors are elected.

         "Nonqualified Option" means a Stock Option other than an Incentive Stock Option.

         "Option" or "Stock Option" means a right granted under Article 5 or 6 of the Plan to a Participant to purchase a stated number of Shares.

         "Option Agreement" means an agreement evidencing an Option substantially in the form of Exhibit A or Exhibit B hereto.

         "Participant" means a person who is eligible to receive and has received an Award under the Plan.

         "Plan" means this Plan as it may be amended or restated from time to time.

         "Rule 16b-3" means Rule 16b-3 (17 C.F.R. ss. 240.16b-3) promulgated under Section 16(b) of the Exchange Act as now in effect or hereafter amended.

         "SAR Agreement" means a Stock Appreciation Right Agreement in the form of Exhibit C attached hereto.

         "SEC" means the Securities and Exchange Commission.

         "Shares" means shares of Common Stock.

         "Stock Appreciation Right" or "SAR" means a stock appreciation right granted to a Participant under Article 7 of the Plan.

         Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

         Section 1.3. Effect of Definitions. The definitions set forth in
Section 1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2.  ADMINISTRATION.

         Section 2.1. Committee. The Plan shall be administered by a committee of the Board of Directors consisting of two or more Directors, each of whom is a "Non--Employee Director" as described in paragraph (b)(3) of Rule 16b-3 and is an "outside director" as described in Code Section 162(m) and the regulations thereunder. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by (a) a committee consisting of those members of the Compensation Committee of the Board of Directors who are Non-Employee Directors, but, if the Compensation Committee is abolished or its membership does not contain two persons who comply with the requirements of the first sentence of this Section 2.1, the Board of Directors shall either reconstitute the Compensation Committee in compliance with, or create another Committee that complies with, the requirements of the first sentence of this Section 2.1 to administer the Plan or (b) the Board of Directors.

         Section 2.2. Authority. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to: (a) determine the Participants, grant Awards and determine their timing, pricing and amount; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan, including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and (d) review and resolve all claims of Consultants, Directors, Employees, Grantees and Participants. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Consultants, Directors, Employees, Grantees and Participants.

ARTICLE 3.  SHARES.

         Section 3.1. Number. The aggregate number of Shares in respect of which Awards may be granted under the Plan shall not exceed 700,000 which number of Shares is hereby reserved for issuance (less shares that have been issued upon options hereunder being exercised prior to April 13, 2000) under the Plan out of the authorized but unissued Shares. The foregoing notwithstanding, the aggregate Exercise Price or number of Shares offered and sold under the Plan shall not exceed the greater of (i) $500,000 or (ii) the amount or number determined under paragraphs (a) or (b) of this Section 3.1; provided, however, that the aggregate unpaid Exercise Price of Shares, plus the aggregate Exercise Price of Shares sold in the preceding 12 months under the Plan, shall in no event exceed $5,000,000.

                  (a) The aggregate unpaid Exercise Price of Shares, plus the aggregate price of Shares sold in the preceding 12 months under the Plan, shall not exceed 15 percent of the total assets of the Company, measured at the end of its last fiscal year; or

                  (b) The number of Shares that has not been paid for under the Awards, plus the number of Shares sold in the preceding 12 months under the Plan, shall not exceed 15 percent of the outstanding Shares. The outstanding

         Shares shall include Shares issuable pursuant to the exercise of outstanding options, warrants, rights or conversion of convertible securities, other than Shares not yet paid for under the Awards.

         Section 3.2. Cancellations. If any Awards granted under the Plan are canceled or terminate or expire for any reason without having been exercised or matured in full, or if Stock Appreciation Rights are exercised for cash, the Shares related to the unexercised portion of an Award or to the portion of a Stock Appreciation Right exercised for cash, shall be available again for the purposes of the Plan. If any Shares acquired under the Plan are forfeited for any reason, the Shares shall be available again for the purposes of the Plan. Notwithstanding the foregoing, if any unexpired Option granted hereunder is canceled in connection with the exercise of a Stock Appreciation Right that is granted in tandem with such Option and is payable in Shares, any Shares covered by the canceled Option shall not again become available for the granting of Awards.

         Section 3.3.  Anti-Dilution.

                  (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Award is based and the number of Shares as to which Awards may be granted under this Plan shall be automatically increased by the ratio between the number of Shares that is outstanding immediately after such event and the number of Shares that was outstanding immediately before such event and the Exercise Price shall be automatically decreased by the same ratio and if the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Award is based and the number of Shares as to which Awards may be granted under the Plan shall be automatically decreased by such ratio and the Exercise Price shall be automatically increased by such ratio.

                  (b) In the event of any other change in the Shares, through recapitalization, merger, consolidation or exchanges of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Award and each Share available for additional grants of Awards, the number and kind of shares or other securities into which each outstanding Share was changed; and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Award shall remain the same as immediately before such event; and the Committee may make such further equitable adjustments in the Plan and the then outstanding Awards as it deems necessary and appropriate including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Awards, and the Exercise Price for the securities subject to outstanding Awards.

         Section 3.4. Source. Except as otherwise determined by the Committee, the Shares issued under the Plan shall be authorized but unissued Shares. However, Shares which are to be sold under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued Shares. The proceeds of the sale of any Shares shall be general corporate funds of the Company. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

         Section 3.5. Rights of a Shareholder. No Grantee or other person claiming under or through any Grantee shall have any right, title or interest in or to any Shares reserved under the Plan or subject to any Award except as to such Shares, if any, for which certificates representing such Shares have been issued to such Grantee.

ARTICLE 4.  ELIGIBILITY.

         Section 4.1. Article 5. Only Directors shall be eligible to receive Options under Article 5 below.

         Section 4.2. Article 6. Only Consultants and Employees shall be eligible to receive Options under the provisions of Article 6 below.

         Section 4.3. Article 7. Only Employees shall be eligible to receive Stock Appreciation Rights under Article 7 below.

ARTICLE 5.  DIRECTOR STOCK OPTIONS.

         Section 5.1.  Grant.

                  (a) On each Meeting Date, an Option on 1,000 Shares or such lesser number as remain available for granting under Article 3 above shall be automatically granted to each Director who is elected as a Director at such meeting of shareholders.

                  (b) On the Effective Date, an Option on 10,000 Shares shall be automatically granted to each Director.

                  (c) On the Effective Date, an Option on 4,000 Shares shall be automatically granted to each of the following Directors: Bob Binsky, Eugene C. Hanchett and Marvin A. Katz.

                  (d) On the Effective Date, an Option on 2,000 Shares shall be automatically granted to each of Eric S. Newman and Brenda L. Thompson.

         Section 5.2. Exercise Price. The Exercise Price of an Option shall be equal to the Fair Market Value of a Share on the Date of Grant.

         Section 5.3. Term. (a) Each Option shall vest and become immediately exercisable on the Date of Grant; and (b) each Option shall lapse and cease to be exercisable upon the earliest of: (i) the expiration of ten years from the Date of Grant, (ii) nine months after the Grantee ceases to be a Director because of his death or disability, (iii) immediately upon resignation by the Grantee as a Director, or (iv) 30 days after the Grantee ceases to be a Director for any reason other than his death, disability or resignation.

         Section 5.4. Incentive Stock Options. An Option under this Article 5 shall not be treated as an Incentive Stock Option.

         Section 5.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor with the notice of exercise attached thereto properly completed and duly executed by the Grantee named therein to the Secretary of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Grantee. The Exercise Price shall be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to the Grantee. Promptly after an Option is properly exercised, the Company shall issue to the Grantee a certificate representing the Shares purchased thereunder.

         Section 5.6. Option Agreement. Promptly after the Date of Grant, Cable Link shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

         Section 5.7. Article 2. The provisions of Article 2 above shall not apply to Options granted under this Article 5.

ARTICLE 6.  EMPLOYEE AND CONSULTANT STOCK OPTIONS.

         Section 6.1. Determinations. The Committee shall determine which Consultants and Employees shall receive Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

         Section 6.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date on Grant.

     Section 6.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the Committee: (a) each Option shall vest and become immediately exercisable on the Date of Grant; and (b) each Option shall lapse and cease to be exercisable upon the earliest of: (i) the expiration of ten years from the Date of Grant, (ii) nine months after the Grantee ceases to be a Consultant or Employee because of his death or disability, (iii) immediately upon resignation by the Grantee as a Consultant or Employee or upon the termination of the Grantee for cause, or (iv) 30 days after the Grantee ceases to be a Consultant or Employee for any reason other than his death, disability, resignation or termination.

         Section 6.4. Incentive Stock Options. An Option under this Article 6 shall not be treated as an Incentive Stock Option.

         Section 6.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor with the notice of exercise attached thereto properly completed and duly executed by the Grantee named therein to the Secretary of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, and the SAR Agreement for any Stock Appreciation Right that is in tandem with the Option being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, and a new duly executed SAR Agreement reflecting the decreased number of Stock Appreciation Rights that are in tandem with the Option, but otherwise of the same tenor, shall be returned to the Grantee. The Committee may, in its sole discretion, and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Grantee or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to the Grantee. If any portion of the Exercise Price of an Option is payable in Shares it may be paid by delivery of certificates representing a number of Shares having a total Fair Market Value on the date of delivery equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their Fair Market Value on the date of first delivery to the Company are delivered to the Company, it shall return to the Grantee a certificate for the balance of the whole number of Shares and a check payable to the order of the Grantee for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option, if such Shares have been owned by the Grantee (together with his decedent or testator) for less than six months. Promptly after an Option is properly exercised, the Company shall issue to the Grantee a certificate representing the Shares purchased thereunder.

         Section 6.6. Option Agreement. Promptly after the Date of Grant, Cable Link shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

ARTICLE 7.  STOCK APPRECIATION RIGHTS.

         Section 7.1. Determinations. The Committee shall determine which Participants shall receive Stock Appreciation Rights, the times when they shall receive them, the number of Shares to which each Stock Appreciation Right relates, whether or not a Stock Appreciation Right is to be in tandem with an Option, and the terms and conditions of individual Stock Appreciation Right grants (which need not be identical).

         Section 7.2.  Tandem Grants.

                  (a) A Stock Appreciation Right may be granted in tandem with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option. A Stock Appreciation Right granted to an individual Grantee at the same time as the grant of an Option shall be deemed to be in tandem with such Option unless the Committee expressly provides otherwise.

                  (b) The exercise of a Stock Appreciation Right tandem to an Option shall cancel the related Option with respect to the number of Shares as to which such Stock Appreciation Right is exercised. The exercise of an Option granted in tandem with a Stock Appreciation Right shall cancel the related Stock Appreciation Right with respect to the number of Shares as to which such Option is exercised.

                  (c) Except as otherwise provided by the Committee at the time it is granted, a Stock Appreciation Right tandem to an Option will be exercisable at such times as, and only to the extent that, the related Option is exercisable.

                  (d) Upon the exercise of a Stock Appreciation Right tandem to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying:

                           (i) The excess of the Fair Market Value of a Share on
                  the date of exercise of such Stock Appreciation Right over the Exercise Price of the related Option, by

                           (ii) The number of Shares as to which such Stock
                  Appreciation Right has been exercised.

         Section 7.3.  Stock Appreciation Rights Not in Tandem with Option.

                  (a) The Committee shall determine the Exercise Price of each Stock Appreciation Right that is not in tandem with an Option at the time of the granting of the Stock Appreciation Right, but in no event shall the Exercise Price be less than the Fair Market Value of a Share on the Date of Grant of such Stock Appreciation Right. If no express determination of the Exercise Price of a Stock Appreciation Right that is not in tandem with an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

                  (b) Subject to the rule set forth in the next sentence, the Committee shall determine the times when a Stock Appreciation Right that is not in tandem with an Option vests and the term during which a Stock Appreciation Right that is not in tandem with an Option is exercisable. No such Stock Appreciation Right shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when a Stock Appreciation Right that is not in tandem with an Option is exercisable is made by the Committee: (i) each such Stock Appreciation Right shall vest and become immediately exercisable on the Date of Grant; and (ii) each such Stock Appreciation Right shall lapse and cease to be exercisable upon the earliest of: (A) the expiration of ten years from the Date of Grant, (B) nine months after the Grantee ceases to be an Employee because of his death or disability, (C) immediately upon resignation by the Grantee as an Employee or upon the termination of employment of the Grantee for cause, or (D) 30 days after the Grantee ceases to be an Employee for any reason other than his death, disability, resignation or termination.

                  (c) A Stock Appreciation Right not in tandem with an Option will entitle the Grantee, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

                           (i) The excess of the Fair Market Value of a Share on
                  the date of exercise of such Stock Appreciation Right over the Exercise Price thereof, by

                           (ii) The number of Shares as to which such Stock
                  Appreciation Right has been exercised.

         Section 7.4. Exercise. Stock Appreciation Rights shall be exercised by the delivery of the SAR Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Grantee, to the Secretary of the Company together with the Option Agreement for any Option that is in tandem with such Stock Appreciation Right after it has become exercisable and before it has ceased to be exercisable. A Stock Appreciation Right may be exercised as to less than all of the Shares to which it relates but not as to a fractional Share. No Stock Appreciation Right may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If a Stock Appreciation Right is exercised as to less than all of the Shares to which it relates, a new duly executed SAR Agreement and Option Agreement, if applicable, reflecting the decreased number of Shares exercisable under such SAR Agreement and any Option granted in tandem therewith, but otherwise of the same tenor, shall be returned to the Holder.

         Section 7.5. Limitations. The Committee may place limitations on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant. The Committee may impose such additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable.

         Section 7.6. Payment. Payment to the Grantee of the amount realized upon exercise of a Stock Appreciation Right may be made, in the sole discretion of the Committee unless otherwise provided in the grant thereof, in cash, whole Shares valued at the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, or a combination thereof. Such payment shall be made promptly after the exercise of the Stock Appreciation Right. If a Stock Appreciation Right is payable in Shares and the amount payable results in a fractional Share, no fractional Share may be issued nor may any cash payment be made in lieu of such fractional Share.

         Section 7.7. Officers and Directors. Stock Appreciation Rights may be exercised by a Grantee who is an Officer or Director at the time of exercise only during the period beginning on the third business day following the date of release for publication of the Company's regular quarterly or annual summary statement of sales and earnings (assuming such financial data appears on a wire service, in a financial news service, or in a newspaper of general circulation, or is otherwise made publicly available) and ending on the twelfth business day following such date.

         Section 7.8. SAR Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an SAR Agreement setting forth the terms of the SAR. No term that does not vary from those set forth in the Plan need be set forth in an SAR Agreement. SAR Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed SAR Agreements may be replaced without bond.

ARTICLE 8.  PROVISIONS APPLICABLE TO ALL TYPES OF AWARDS.

         Section 8.1. Disclosure. The Company shall provide each Participant with a copy of the Plan and the Option Agreement.

         Section 8.2. Surrender and Exchange. The Committee may permit the voluntary surrender of all or a portion of any Award to be conditioned upon the granting to the Participant of a new Award for the same or a different number of Shares as the Award surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Award to such Participant. Subject to the provisions of the Plan, such new Award shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Award is granted. Upon surrender, the Award surrendered shall be canceled and the Shares previously subject to it shall be available for the grant of other Awards.

         Section 8.3. Corporate Mergers and Acquisitions. The Committee may grant Awards having terms and conditions which vary from those specified in the Plan if such Awards are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by Cable Link pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity with or by Cable Link.

         Section 8.4. Actions by Committee After Grant. The Committee shall, subject to the written consent of the Grantee where the action impairs or adversely alters the rights of the Grantee, have the right at any time and from time to time after the Date of Grant of any Award to modify the terms of any Award.

         Section 8.5. Withholding. The Company shall have the right to withhold from any payments due under any Award or due to any Grantee from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Grantee at the time of the exercise or vesting of any Award. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Award, the Grantee exercising such Award shall pay to Cable Link an amount equal to the withholding required to be made less the withholding otherwise made in cash. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Award, including, but not limited to, the withholding of Shares from an Award upon such terms and conditions as the Committee may provide. The Company may require the Participant to satisfy any relevant withholding requirements before issuing Shares or delivering any Award to the Participant.

         Section 8.6. Disability. If a Grantee who is a Director is absent from meetings of the Board of Directors because of a physical or mental disability, for purposes of the Plan, such Grantee will not be considered to have ended his service with the Board of Directors while he has that disability, unless he resigns or is not re-elected by the shareholders. If a Grantee who is a Consultant or Employee is absent from work with the Company because of a physical or mental disability, for purposes of the Plan, such person will not be considered to have ended his service with the Company while he has that disability, unless he resigns or the Board of Directors decides otherwise.

         Section 8.7. Merger of Cable Link. If Cable Link merges or consolidates with or sells substantially all of its assets to a person that was not one of its affiliates before such transaction, or any such unaffiliated person or corporation has publicly announced a tender offer to purchase more than 20% of the outstanding voting securities of Cable Link, the Committee, in its discretion, may provide that, for a period of 30 days not extending beyond the ten year period referred to in Sections 5.3, 6.3 and 7.3 above from the date of execution of the acquisition agreement in final definitive form or the announcement of such offer, notwithstanding the provisions of any Award, that upon the termination of such 30 day period any Award shall expire and be null and void.

         Section 8.8. Waiver. Notwithstanding anything else in the Plan, the Committee may at any time or from time to time hereafter, waive any provisions of the Plan relating to the manner of payment or procedures for the exercise of any Award. Any such waiver may be made effective (a) with respect to one or more or all Grantees, (b) with respect to some or all of the Shares subject to an Award of any Grantee or (c) for a period of time ending at or before the expiration date of any Award.

ARTICLE 9.  GENERAL PROVISIONS.

         Section 9.1. No Right to Employment. Nothing in the Plan or any Award or any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to provide services to the Company or to continue to be an Employee, Consultant or Director of the Company or affect the right of the Company to terminate its relationship with any Participant or to terminate the employment or directorship of any Participant.

         Section 9.2. Limited Liability. The liability of the Company under this Plan or in connection with the exercise of any Award is limited to the obligations expressly set forth in the Plan and in the grant of any Award, and no term or provision of this Plan nor of any Award shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Award.

         Section 9.3. Assumption of Awards. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Awards outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price.

         Section 9.4. No Transfer. No Award or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Award may be exercised during the life of the Participant to whom it was granted except by such Participant.

         Section 9.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Award shall be borne by the Company.

         Section 9.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by first class mail addressed (a) if to a Grantee, at his or her residence address set forth in the records of the Company or (b) if to the Company, to its President at its principal executive office.

         Section 9.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Grantees any rights or remedies under this Plan.

         Section 9.8. Saturdays, Sundays and Holidays. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 9.8 shall not be construed to extend the ten year period referred to in Sections 5.3, 6.3 and
7.3 above.

         Section 9.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender.

         Section 9.10. Governing Law. The validity, terms, performance and enforcement of this Plan shall be governed by laws of the State of Ohio that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Ohio.

         Section 9.11. Effective Date of the Plan. The Plan shall become effective upon its approval by the Board of Directors of Cable Link.

         Section 9.12. Amendment and Termination. No Award shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan, or make such amendment of the Plan as it may deem advisable, provided, however, that no amendment or termination of the Plan shall be effective to alter or impair the rights of a Grantee under any Award made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Grantee.

                                                                       EXHIBIT A

                                CABLE LINK, INC.
                               280 COZZINS STREET
                            COLUMBUS, OHIO 43215-2379

                                [Date of Grant]

[Name of Grantee]
[Street]
[City, State, Zip]


         Congratulations. You have been granted a Stock Option under the Amended and Restated Cable Link, Inc. 1995 Stock Option Plan (the "Plan") on the following terms:

         1. NUMBER OF SHARES. The number of Shares of Common Stock of Cable Link, Inc. that you may purchase under this Option is:[Number]

         2. EXERCISE PRICE. The exercise price to purchase Shares under this Option is: $[Price] per Share.

         3. VESTING. The Shares subject to this Option will vest and become exercisable upon execution of this Agreement.

         4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of 10 years from the date of this Agreement shown above,

         (ii) nine months after you cease to be a Director because of your death or disability,

         (iii)    immediately upon your resignation as a Director, or

         (iv) 30 days after you cease to be a Director for any reason other than your death, disability or resignation.

         5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option.

         6. EXERCISE. This Option may be exercised by the delivery of this Agreement with the notice of exercise attached hereto properly completed and signed by you to the Secretary of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of Cable Link in such amount, (b) wire transfer of immediately available funds to a bank account designated by Cable Link, or (c) reduction of a debt of Cable Link to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder. If this Option is exercised as to less than all of the Shares purchasable hereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, will be returned to you.

         7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may only be exercised during your lifetime by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

         8. RECEIPT OF PLAN AND AGREEMENT. You hereby acknowledge that you have been provided with a copy of this Agreement and the Plan, have had an opportunity to read such documents and to discuss their contents with your personal legal counsel before signing this Agreement and have been allowed to retain such copies for your personal records.

         9. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be a Director of the Company.

         10. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement.

         11. PREVIOUS OPTION GRANTS. The Options granted pursuant to the Plan and this Agreement supersede and replace any Options that were granted to you before January 24, 1995 for serving as a director.

         12. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Ohio.

         Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to Cable Link.

                                       CABLE LINK, INC.


                                       By:
                                          -------------------------------------
                                          [Name of Officer]            [Title]

Accepted and Agreed to as of
the date first set forth above:


--------------------------------------------
           [Name of Grantee]

                              OPTION EXERCISE FORM

         The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of Cable Link, Inc. pursuant to the Option Agreement dated [Date of Grant] under the Amended and Restated Cable Link, Inc. 1995 Stock Option Plan.




Date:
     ---------------------------------         ---------------------------------
                                                      [Name of Grantee]


--------------------------------------



Sign and complete this Option Exercise Form and deliver it to:

                                Cable Link, Inc.
                                Att'n: President
                               280 Cozzins Street
                            Columbus, Ohio 43215-2379

together with the option price in cash by (a) delivery of a certified or cashier's check payable to the order of Cable Link in such amount, (b) wire transfer of immediately available funds to a bank account designated by Cable Link, or (c) reduction of a debt of Cable Link to you.

                                                                       EXHIBIT B

                                CABLE LINK, INC.
                               280 COZZINS STREET
                            COLUMBUS, OHIO 43215-2379

                                [Date of Grant]

[Name of Grantee]
[Street]
[City, State, Zip]


         Congratulations. You have been granted a Stock Option under the Amended and Restated Cable Link, Inc. 1995 Stock Option Plan (the "Plan") on the following terms:

         1. NUMBER OF SHARES. The number of Shares of Common Stock of Cable Link, Inc. that you may purchase under this Option is:[Number]

         2. EXERCISE PRICE. The exercise price to purchase Shares under this Option is: $[Price] per Share.

         3. VESTING. The Shares subject to this Option will vest and become exercisable upon execution of this Agreement.

         4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of 10 years from the date of this Agreement shown above,

         (ii) nine months after you cease to be a[n] [Employee/Consultant] because of your death or disability,

         (iii) immediately upon your termination for cause or resignation as a[n] [Employee/Consultant],

         (iv) 30 days after you cease to be a[n] [Employee/Consultant] for any reason other than your death, disability, resignation or termination, or

         (v) in certain cases upon the exercise of a Stock Appreciation Right granted in tandem with this Option as set forth in the Plan.

         5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option.

         6. EXERCISE. This Option may be exercised by the delivery of this Agreement with the notice of exercise attached hereto properly completed and signed by you to the Secretary of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of Cable Link in such amount, (b) wire transfer of immediately available funds to a bank account designated by Cable Link, or (c) reduction of a debt of Cable Link to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder. If this Option is exercised as to less than all of the Shares purchasable hereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, will be returned to you.

         7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may only be exercised during your lifetime by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

         8. RECEIPT OF PLAN AND AGREEMENT. You hereby acknowledge that you have been provided with a copy of this Agreement and the Plan, have had an opportunity to read such documents and to discuss their contents with your personal legal counsel before signing this Agreement and have been allowed to retain such copies for your personal records.

         9. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be a[n] [Employee/Consultant] of the Company.

         10. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement.

         11. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Ohio.

         Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to Cable Link.

                                       CABLE LINK, INC.


                                       By:
                                          -------------------------------------
                                          [Name of Officer]           [Title]

Accepted and Agreed to as of
the date first set forth above:


--------------------------------------------
                [Name of Grantee]

                              OPTION EXERCISE FORM

         The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of Cable Link, Inc. pursuant to the Option Agreement dated [Date of Grant] under the Amended and Restated Cable Link, Inc. 1995 Stock Option Plan.




Date:
     ---------------------------------         ---------------------------------
                                                      [Name of Grantee]


--------------------------------------



Sign and complete this Option Exercise Form and deliver it to:

                                Cable Link, Inc.
                                Att'n: President
                               280 Cozzins Street
                            Columbus, Ohio 43215-2379

together with the option price in cash by (a) delivery of a certified or cashier's check payable to the order of Cable Link in such amount, (b) wire transfer of immediately available funds to a bank account designated by Cable Link, or (c) reduction of a debt of Cable Link to you.

                                                                       EXHIBIT C

                                CABLE LINK, INC.
                               280 COZZINS STREET
                            COLUMBUS, OHIO 43215-2379

                                [Date of Grant]

[Name of Grantee]
[Street]
[City, State, Zip]

         Congratulations. You have been granted a Stock Appreciation Right ("SAR") under the Amended and Restated Cable Link, Inc. 1995 Stock Option Plan (the "Plan") on the following terms:

         1. NUMBER OF SHARES. You have been granted an SAR based on [Number] Shares of Common Stock of the Company. This grant [* is *][* is not *] made in tandem with the grant to you of an Option under the Plan.

         2. EXERCISE PRICE. The exercise price under your SAR is: $[Price] per Share.

         3. VESTING. [* Your right to exercise your SAR shall vest in the same manner and at the same times as your Option. *] [* [25%] of the Shares originally subject to this SAR will vest and become exercisable on the first [four] anniversaries of the date of this Agreement if you have been an Employee continuously from the date of this Agreement through the date when such portion of the Option vests *].

         4. LAPSE. [* This SAR shall lapse and cease to be exercisable in the same manner and at the same time as your Option and also, in certain cases, upon the exercise of the Option granted in tandem with this Stock Appreciation Right as set forth in the Plan. *][* This SAR will lapse and cease to be exercisable upon the earliest of:

         (i)      the expiration of 10 years from the date of this Agreement,

         (ii) nine months after you cease to be an Employee because of your death or disability,

         (iii) three months after the termination without cause of your employment with the Company, or

         (iv) immediately upon termination of your employment with the Company for cause or by your resignation. *]

         5. TAXATION. You will have taxable income upon the exercise of this SAR. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from your salary or bonus. You must satisfy any relevant withholding requirements before the Company makes any payment due to you under this SAR.

         6. EXERCISE. This SAR may be exercised by the delivery of this Agreement with the notice of exercise attached hereto properly completed and signed by you to the Secretary of the Company after the SAR has become exercisable and before it has ceased to be exercisable. [* You must also deliver the Option Agreement for an Option that is in tandem with this SAR. *] This SAR may be exercised as to less than all of the Shares available hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

         7. NO TRANSFER. This SAR may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

         8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be employed by or provide services to the Company or affects the right of the Company to terminate your employment or other relationship with you.

         9. PLAN CONTROLS. This Agreement is an SAR Agreement (as such term is defined in the Plan) under Article 7 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement.

         10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Ohio.

         Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                       CABLE LINK, INC.

                                       By:
                                          -------------------------------------
                                          [Name of Officer]           [Title]

Accepted and Agreed to as of
the date first set forth above:


--------------------------------------------
                [Name of Grantee]

                                SAR EXERCISE FORM

         The undersigned hereby exercises the right to receive certain payments with respect to _________ Shares of Common Stock of the Company pursuant to the SAR Agreement dated [Date of Grant] under the Amended and Restated Cable Link, Inc. 1995 Stock Option Plan. The undersigned hereby represents and warrants to the Company that he or she is not exercising such rights while in the possession of material inside information relating to the Company.




Date:
     --------------------------------        -----------------------------------
                                                      [Name of Grantee]


-------------------------------------



Sign and complete this SAR Exercise Form and deliver it to:

                                CABLE LINK, INC.
                                Attn.: President
                               280 Cozzins Street
                            Columbus, Ohio 43215-2379

                                CABLE LINK, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Binsky and Brenda L. Castle, and each of them, severally, with full power of substitution, as proxies for the undersigned and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Cable Link, Inc. held of record by the undersigned on April 28, 2000, at the Annual Meeting of Shareholders to be held on June 9, 2000, or any adjournment thereof, with all the power the undersigned would possess if present in person.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL NOMINEES NAMED BELOW.

         1. TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW FOR A TERM OF ONE YEAR AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

         NOMINEES:       Bob Binsky    Eric S. Newman    Sherry J. Rothfield

                         Michael Tsao  Carla B. Cole     Brenda L. Castle

           |_|  FOR all nominees listed above (except as marked to the contrary)

           |_|  WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.)

         2. APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 1995 STOCK OPTION PLAN, AS AMENDED.

            |_|  FOR              |_|  AGAINST             |_|  ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

           (Continued, and to be dated and signed, on the other side.)

                         (Continued from the other side)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES LISTED ABOVE.

         The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated May 8, 2000 and a copy of the Company's 1999 Annual Report to Shareholders.


                                    Dated                                 , 2000
                                         ---------------------------------


                                    --------------------------------------------
                                                (Signature)


                                    --------------------------------------------
                                        Signature (if held jointly)


                                      IMPORTANT: Please sign exactly as name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.